Exhibit 10.21

                        DEFEASANCE ASSIGNMENT, ASSUMPTION
                              AND RELEASE AGREEMENT
                              ---------------------

     THIS DEFEASANCE ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT, dated as of December 22, 2006, (this "Agreement") made by and among GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), SB NASC 1998-D6 HOLDINGS, LLC, a Delaware limited liability company ("Successor Borrower"), LASALLE BANK NATIONAL ASSOCIATION (f/k/a LaSalle National Bank), as Trustee for Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-D6, as secured party (said Trustee and its successors and assigns, "Lender"), CAPMARK FINANCE INC. ("Servicer"), and, for the sole purpose of acknowledging the transactions effected by this Agreement, WELLS FARGO BANK, N.A., as securities intermediary and custodian ("Intermediary").

                                    RECITALS:

     A. Nomura Asset Capital Corporation ("Original Lender"), made a loan in the original principal amount of $64,898,546.00 (the "Mortgage Loan") to Borrower pursuant to a Loan Agreement dated December 17, 1997 by and between Original Lender and Borrower, as amended by that certain Amendment to Loan Agreement dated March 26, 1998 (as amended, the "Loan Agreement"). The Mortgage Loan is evidenced by a Promissory Note dated December 17, 1997, from Borrower and payable to Original Lender (the "Note").

     B. The Mortgage Loan and Note are secured by, among other things, that certain Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 17, 1997 from Borrower to Original Lender recorded January 7, 1998 in Official Records Book 8861, Page 0466 for Hillsborough County, Florida and that certain Assignment of Leases and Rents, dated December 17, 1997 and recorded January 7, 1998 in Official Records Book 8861, Page 0527 for Hillsborough County, Florida (together, the "Security Instrument") which grants to Original Lender, among other things, a lien on the real and personal property described in said Security Instrument (the "Mortgaged Property"). The Mortgage Loan is further evidenced or secured by various other documents executed by Borrower in favor of Original Lender (together with the Note, the Loan Agreement and Security Instrument, the "Mortgage Loan Documents").

     C. Lender is the current holder of the Note and the other Mortgage Loan Documents.

     D. Pursuant to the Mortgage Loan Documents, Borrower has directed Lender to release the Mortgaged Property from the liens and security interests of the Security Instrument and to release any other collateral or security previously given by Borrower as security for the Mortgage Loan upon Borrower's defeasance of the Mortgage Loan (the "Defeasance").

     E. Borrower is the legal and beneficial owner of the Securities (as hereinafter defined). Pursuant to the Mortgage Loan Documents, and as a condition precedent to Lender's obligation to release the Mortgaged Property from the liens and security interests of the Security Instrument, Borrower has

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granted to Lender, a security interest in the Pledged Collateral (as hereinafter defined) in accordance with the terms and conditions of the Defeasance Pledge and Security Agreement of even date herewith among Borrower, Lender, and Intermediary (the "Pledge Agreement").

     F. In connection with the Pledge Agreement, Borrower, Lender, Intermediary, and Servicer, have entered into the Defeasance Account Agreement of even date herewith (the "Account Agreement"), pursuant to which Intermediary has established and will maintain an account to hold the interests of Borrower and Successor Borrower in the Pledged Collateral.

     G. Pursuant to the Mortgage Loan Documents, Borrower is required or permitted to transfer and assign all of its obligations, rights and duties under and to the Note and the other Defeasance Documents (as defined in the Pledge Agreement), together with its right, title and interest in the Pledged Collateral, to a successor entity established or designated in accordance with the Mortgage Loan Documents.

     H. Successor Borrower has been established or designated as a Single Purpose Entity (as defined in the Pledge Agreement) that will assume Borrower's rights and obligations under the Defeasance Documents.

     I. Borrower desires to (i) obtain the release of the Mortgaged Property from the lien of the Security Instrument and the other Mortgage Loan Documents,
(ii) transfer and assign its rights and obligations under the Note and the other Defeasance Documents to Successor Borrower, and (iii) obtain a release of the Borrower's rights and obligations under the Note, the Mortgage Loan Documents, and the other Defeasance Documents as set forth in Section 5 herein. Successor Borrower desires to assume Borrower's rights and obligations under the Note and the Defeasance Documents to the extent provided herein, and acquire Borrower's right, title and interest in and to the Pledged Collateral.

     NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions.

     Each capitalized term used and not defined in this Agreement shall have the meaning assigned to such term in the Pledge Agreement. The following terms shall have the following meanings when used in this Agreement.

     "Entity" means a limited partnership.

     "Entity State" means the State of Delaware.

     "Servicer Address" means:

             c/o Capmark Finance Inc.
             200 Witmer Road
             Horsham, PA 19044
             Attn:  Loan Servicing/Loan #400029644


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

     "Successor Borrower Address" means:

             SB NASC 1998-D6 Holdings, LLC
             235 Whitehorse Lane
             Kennett Square, PA 19348
             Attention: ____________

     "Successor Borrower Organization Name" means SB NASC 1998-D6 Holdings, LLC.

     "Successor Borrower Organization State" means the State of Delaware.

     "Successor Borrower Organizational Number" means ______.

     "Successor Borrower Tax Identification Number" means ________.

Section 2. Assignment of Secured Obligations and Securities.

     Effective as of the date hereof, Borrower hereby sells, transfers and assigns to Successor Borrower, (a) the Secured Obligations, and all obligations, rights, including, without limitation, any right to prepay the Loan, and duties in, to and under, and subject to the terms of the Defeasance Documents, and (b) all of Borrower's right, title and interest in and to the Pledged Collateral, subject to the terms of the Defeasance Documents and to the rights of the Lender and the obligations of the Intermediary pursuant to the Pledge Agreement and the Account Agreement.

Section 3. Assumption of Mortgage Loan Obligations.

     (a) Successor Borrower, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby assumes, and agrees to be bound by and to perform and/or be deemed to have made, as applicable, each of the Secured Obligations and all other covenants, agreements, representations and warranties of Borrower under the Note, the Pledge Agreement, and the Account Agreement, including, without limitation, assuming any rights and requirements in the Note related to the prepayment of the Loan, first arising or accruing on or after the date of the transfer of the Pledged Collateral to Successor Borrower; provided, however, Successor Borrower shall not assume any obligations
(i) under Section 4 of the Pledge Agreement (with respect to the Securities transferred to Successor Borrower on the date hereof), (ii) that arise as a result of Borrower's failure to effect the initial perfection of Lender's interest in the Pledged Collateral prior to the transfer of the Pledged Collateral to Successor Borrower, (iii) that arise as a result of any misrepresentation or misstatement made by Borrower in any of the Defeasance Documents or otherwise made by Borrower in connection with the Defeasance, (iv) that specifically relate to the use or operation of the Mortgaged Property to the extent that provisions of the Mortgage Loan Documents have been incorporated


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

into the Note, including, without limitation, any real-property related events of default set forth in the Mortgage Loan Document, or (v) of any expenses that may be due and payable under the Note or the Mortgage other than principal and interest due under the Note, unless such other costs or expenses are specifically identified and expressly assumed by the Successor Borrower herein.

     (b) Except as set forth in Section 3(c) below, Lender shall have no recourse against, and Lender shall not enforce any monetary judgment with respect to the Secured Obligations against, assets of Successor Borrower other than the Pledged Collateral.

     (c) Notwithstanding the provisions of Section 3(b) above, Successor Borrower (but not its members or managers) shall be personally liable for all claims, demands, liabilities, deficiencies, losses, damages, judgments, costs, and expenses, including without limitation reasonable attorneys fees and costs of collection incurred, suffered or paid by Lender as a result of:

          (i) any representation, warranty or certification made by or on behalf of Successor Borrower for the benefit of Lender in any of the Defeasance Documents (or in any modification or supplement thereto), or in any certificate, report, financial statement or other item furnished to Lender by or on behalf of Successor Borrower in connection with the Defeasance having been false or misleading in any material respect as of the time made or furnished;

          (ii) the Pledged Collateral or any part thereof or interest therein becoming subject to any security interest, pledge, covenant, lien, or other encumbrance whether junior or senior to the interest of Lender as a result of any actions or inaction of Successor Borrower;

          (iii) the Pledged Collateral or any part thereof or interest therein being sold, assigned, transferred, conveyed or otherwise disposed of, or becoming the subject of any attempted sale, assignment, transfer or conveyance, by Successor Borrower, subject to the terms of Section 4(e) of the Account Agreement following payment of the Mortgage Loan;

          (iv) any of the Events of Default described in subsections (iv) through (xii) of Section 9(a) of the Pledge Agreement shall occur as a result of actions of Successor Borrower or circumstances relating to Successor Borrower; or

          (v) Successor Borrower's failure to immediately deposit into the Pledged Collateral Account an amount sufficient to pay any shortfall if, at any time, funds available in the Pledged Collateral Account (without taking into account reinvestment income) are insufficient to satisfy all obligations then due under the Note or under any of the other Defeasance Documents, including payment of the Mortgage Loan in full on the Optional Prepayment Date, other than any insufficiency resulting from the failure of an Obligor to make timely payments with respect to the Securities.


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     (d) Successor Borrower's assumption of the obligations of Borrower under the Defeasance Documents as set forth above is limited to those obligations arising on and after the date hereof, except that Successor Borrower expressly assumes (i) liability under the Note for unpaid principal and interest accruing on the Mortgage Loan from and after the first day of the interest accrual period in which the Defeasance occurs, which amount shall be deposited by Borrower in the Pledged Collateral Account on or before the date hereof and paid in accordance with the provisions of the Account Agreement from the Pledged Collateral Account, and (ii) any liability that may arise if the Securities are insufficient to make timely payments in accordance with the Account Agreement (other than any insufficiency resulting from the failure of an Obligor to make timely payments with respect to the Securities).

     (e) On or before June 30th of each calendar year during the term of the Mortgage Loan, and within thirty (30) days after written request from Lender, Successor Borrower shall deliver to Lender a certification signed by an officer or manager of Successor Borrower, certifying that such Person is familiar with the activities and operations of Successor Borrower and Successor Borrower's affiliates and all transactions entered into by Successor Borrower during the preceding twelve months, and that, to such Person's knowledge, Successor Borrower has (i) conducted itself as a Single Purpose Entity during such period,
(ii) filed all tax returns required to be filed during such period, and (ii) paid all taxes due and payable during such period. If requested by Lender, each such certification shall be accompanied by an original certificate of existence or good standing issued by the Secretary of State of the Successor Borrower Organization State dated not more than thirty (30) days prior to the date of such certification.

     (f) In addition to the Lender's rights under the Mortgage Loan Documents, Successor Borrower hereby grants to Lender and Servicer a power of attorney to file any franchise or other administrative filings that may be required to maintain Successor Borrower's good standing and legal existence in the event Successor Borrower fails to do so (and such failure continues for 30 days after Successor Borrower's receipt of written notice of such failure). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Any and all losses, expenses and costs of any nature or kind whatsoever that may be paid or incurred by the Lender or Servicer as a result of the Successor Borrower's failure to maintain its good standing and legal existence are specifically included within the Secured Obligations for which the Securities and any proceeds thereof are pledged.

     (g) In addition to any other remedies that the Lender may have under the Defeasance Documents, in the event of the failure of the Successor Borrower to maintain its status as a Single Purpose Entity in good standing, the Successor Borrower's failure to file all required tax returns and pay all taxes which it owes, or the Successor Borrower's failure to file all forms and documents required to maintain its separate legal existence (in each case, which failure shall continue for 60 days after Successor Borrower's receipt of written notice of such failure), Successor Borrower hereby agrees to the assumption of the Mortgage Loan by, and the transfer of the Pledged Collateral to, a Single Purpose Entity designated by Lender and hereby appoints Lender and Servicer as attorneys in fact with power of attorney to effect such transfer and assumption. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement.


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

     (h) Borrower acknowledges that Successor Borrower is (i) assuming the Secured Obligations and the obligation to pay all fees and amounts due under the Defeasance Documents first arising on or after the date hereof, including, but not limited to, all fees and costs first arising on or after the date hereof under Section 9 of the Account Agreement, (ii) assuming any rights and requirements, if any, in the Defeasance Documents related to the prepayment of the Mortgage Loan prior to the Optional Prepayment Date, and (iii) the owner of all proceeds, if any, from the Pledged Collateral in excess of amounts due under the Defeasance Documents.

Section 4. Acknowledgment of Lender.

     Subject to (a) the satisfaction or waiver of all conditions to the Defeasance set forth in the Mortgage Loan Documents, and (b) the Defeasance Documents, Lender hereby recognizes and consents to Borrower's transfer and assignment to Successor Borrower of Borrower's rights in the Pledged Collateral and its rights and obligations under the Defeasance Documents in accordance with
Section 2 above, and the assumption by Successor Borrower of Borrower's rights in the Pledged Collateral and its rights and obligations under the Defeasance Documents in accordance with Section 3 above.

Section 5. Release of Borrower.

     (a) In reliance upon the representations and warranties of Borrower set forth in the Defeasance Documents, Lender (1) shall promptly release and discharge the Mortgaged Property (and other interests subject to the lien of the Mortgage Loan Documents) from the liens and security interest of the Security Instrument and the other Mortgage Loan Documents, (2) authorizes Borrower to terminate any UCC financing statements filed in connection with the Mortgage Loan naming Borrower as debtor, and listing all or any portion of the Mortgaged Property as collateral therein, and (3) hereby releases and discharges Borrower and Guarantor from all claims, liabilities and obligations under the Mortgage Loan Documents and the Defeasance Documents related to events first occurring or arising after the transfer of the Pledged Collateral to Successor Borrower (including, without limitation, a release and discharge of all obligations under Section 24 of the Pledge Agreement, without regard for the date such obligations may have first occurred or arose); provided, however, the Borrower and Guarantor shall not be released from liability for any loss or damages suffered, or expenses incurred, by Lender, Successor Borrower, or Intermediary as a result of or established pursuant to a claim, liability or obligation:

          (i) arising from Borrower's obligations under Sections 4 or 5 of the Pledge Agreement that have not been expressly assumed by Successor Borrower under this Agreement;

          (ii) with respect to any representation, warranty or certification of Borrower or Guarantor under this Agreement, the Pledge Agreement, the Account Agreement, Waiver and Consent and the Defeasance Certificate or in any certificate, report, financial statement or other item delivered by or on behalf of Borrower in connection therewith (other than any certification set forth in the Accountant's Report delivered by or on behalf of Borrower) that was false or misleading in any material respect when made or delivered;


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

          (iii) arising as a result of the transfer of, or the creation and perfection of the first priority lien on the Pledged Collateral being deemed void or voidable for any reason whatsoever, or arising as a result of any other payment made by Borrower or Guarantor in respect of amounts due under the Mortgage Loan Documents on or prior to the date hereof being recovered from the Lender by Borrower, its creditors, or any other Person for any reason whatsoever claiming by or through Borrower;

          (iv) for any other failure by Borrower to pledge the Pledged Collateral to Lender or take or authorize any action necessary to effect the first priority perfection of Lender's lien and security interest therein on or before the date hereof or to effectively transfer the Pledged Collateral to Successor Borrower in accordance with the Defeasance Documents;

          (v) arising under any environmental or hazardous materials indemnity agreement or any other indemnity obligation or other obligation set forth in the Mortgage Loan Documents that, by their terms, survive the release of the lien of the Security Instrument; or

          (vi) arising as a result of an Event of Default under the Pledge Agreement that results from circumstances relating to Borrower, or actions of Borrower, included in subsections (iii) through (viii), (xi) or (xii) of
     Section 9(a) of the Pledge Agreement.

     (b) Without limiting any other remedies Lender may have, upon the occurrence of any Event of Default arising under the Mortgage Loan Documents or the Defeasance Documents from any breach, act or omission of Borrower or Guarantor prior to the date hereof, Lender shall be entitled to enforce all of its remedies set forth in the Mortgage Loan Documents and the Defeasance Documents against Borrower and Guarantor (but not against the Mortgaged Property), but only to the extent of any actual losses or damages incurred by Lender. Except as expressly set forth in this Section 5, Lender hereby releases Borrower and Guarantor from their respective obligations under the Mortgage Loan Documents and the Defeasance Documents.

Section 6. Release of Lender and Servicer.

     Borrower hereby covenants and agrees that: (i) from and after the date hereof, Lender and Servicer may deal solely with Successor Borrower in all matters relating to the Mortgage Loan (except in the case of matters in which liability is to be asserted against Borrower or Guarantor); (ii) Lender and Servicer have no further duty or obligation of any nature relating to the Mortgage Loan or the Mortgage Loan Documents to Borrower (except that the Servicer agrees to return to Borrower promptly following the date hereof any escrows or reserves that it holds pursuant to the Mortgage Loan Documents); and
(iii) Borrower hereby releases Lender and Servicer, and each of their predecessors-in-interest, together with all officers, directors, employees and agents of each of the foregoing, from all claims, causes of action and liabilities relating directly or indirectly to the Mortgage Loan, the Mortgaged Property, the Mortgage Loan Documents and the Defeasance arising on or prior to the date hereof, including any and all claims arising from or relating to negotiations, demands, requests or exercise of remedies in connection with the Mortgage Loan and the Defeasance (except for claims arising out of Lender or Servicer's fraud, negligence or willful misconduct).


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

Section 7. Representations and Warranties.

     (a) Borrower represents and warrants to the other parties hereto that, as of the date hereof:

          (i) Borrower is an Entity duly organized, validly existing in good standing and in full force and effect under the laws of the Entity State;

          (ii) Borrower has full power, authority and legal right to enter into the Defeasance Documents and to pledge and grant to Lender a lien on, and security interest in, the Pledged Collateral pursuant to the Pledge Agreement. The Defeasance Documents have been duly authorized, executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their terms except as may be limited by bankruptcy, insolvency, and similar laws affecting the rights of creditors generally;

          (iii) the execution and delivery of the Defeasance Documents by Borrower, the consummation of the Defeasance by Borrower, and the compliance by Borrower with the terms and provisions of the Defeasance Documents will not conflict with or result in a breach of, the organizational documents of Borrower, any applicable law or regulation, or any order, writ, injunction or decree of any court or Governmental Authority applicable to Borrower, or any agreement or instrument to which Borrower is a party or by which Borrower is bound or to which any of the Pledged Collateral is subject, or result in the creation or imposition of any lien upon any earnings or assets of Borrower pursuant to the terms of any such agreement or instrument;

          (iv) no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, Governmental Authority, or with any securities exchange or any other Person is required in connection with (i) the due execution, delivery or performance by Borrower of the Defeasance Documents, (ii) the assignment of, and the grant of a lien on (including the priority thereof), the Pledged Collateral by Borrower in the manner and for the purpose contemplated by the Defeasance Documents, or (iii) the exercise of the rights and remedies of Lender created hereby except those that have been obtained or made prior to or concurrently with the execution hereof;

          (v) except as set forth in the Waiver and Consent, all principal, interest and other amounts due and payable on or before the date hereof under the Defeasance Documents and the Mortgage Loan Documents have been paid;

          (vi) no non-monetary default has occurred and is continuing under any of the Mortgage Loan Documents beyond any applicable grace or notice period;

          (vii) the fair market value of the Mortgaged Property is greater than the fair market value of the Securities. Borrower has received reasonably equivalent value in exchange for the transfers contemplated by the Defeasance Documents;


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          (viii) Borrower has not incurred any indebtedness other than (A) the
     Mortgage Loan, (B) indebtedness expressly permitted by the Mortgage Loan Documents, and (C) indebtedness, if any, associated with the refinancing of the Mortgage Loan in connection with the Defeasance;

          (ix) the pledge of the Securities to Lender and transfer of the Securities to Successor Borrower are not done in contemplation of insolvency or bankruptcy or with an intent to hinder, delay or defraud any of Borrower's creditors;

          (x) Borrower is not insolvent immediately prior to its execution of this Agreement and is not being rendered insolvent by the pledge of the Securities to Lender and transfer of the Securities to Successor Borrower;

          (xi) the assets owned by Borrower, immediately after giving effect to the pledge of the Securities to Lender and transfer of the Securities to Successor Borrower, represent an amount of capital that is not unreasonably small for the business in which Borrower is engaged, and Borrower does not intend to engage in any other business for which such capital would be unreasonably small;

          (xii) at the time of the pledge of the Securities to Lender and transfer of the Securities to Successor Borrower, Borrower does not intend to, or believe that it will, incur debts that would be beyond its ability to pay as such debts matured;

          (xiii) the Mortgage Loan Documents do not contain provisions requiring Borrower to make any scheduled payments that by their terms would be payable on or after the date of the closing of the Defeasance, other than scheduled payments of principal and interest under the Note, including annual surveillance fees of rating agencies, servicing and trustees fees with respect to securitization of the Mortgage Loan, except such payments as have been specifically identified by Borrower and either (a) expressly assumed by Successor Borrower under the Defeasance Documents, or (b) paid in full in advance by Borrower in connection with the closing of the Defeasance; and

          (xiv) Borrower's purpose in entering into the Defeasance is to facilitate a sale of the Mortgaged Property or other customary commercial transaction and not as part of an arrangement to collateralize the REMIC pool evidenced by the Certificates with obligations that are not real estate mortgages.

     (b) Successor Borrower represents, warrants and covenants to the other parties hereto that:

          (i) Successor Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the Successor Borrower Organization State. The name of the Successor Borrower indicated in the public records of the Successor Borrower Organization State is the Successor Borrower Organization Name. Successor Borrower has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted, and to enter into and perform its obligations under this Agreement and the other Defeasance Documents;


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

          (ii) the execution and delivery of this Agreement, the assumption of the Borrower's rights and obligations under the Pledge Agreement and the Account Agreement, and performance of all of Successor Borrower's rights and obligations thereunder, have been duly authorized by all necessary and appropriate action of Successor Borrower;

          (iii) no consent or approval of any person, entity, or Governmental Authority is required with respect to the execution and delivery of this Agreement by Successor Borrower or the consummation by Successor Borrower of the transactions contemplated thereby or the performance by Successor Borrower of its obligations under this Agreement and the other Defeasance Documents, except such consents or approvals as have already been obtained;
     (iv) this Agreement, the Pledge Agreement and the Account Agreement are the legal, valid and binding obligations of the Successor Borrower, enforceable against the Successor Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws of general applicability affecting the enforcement of creditors' rights;

          (v) the state of organization of Successor Borrower is the Successor Borrower Organization State, Successor Borrower's taxpayer identification number is Successor Borrower Tax Identification Number, and Successor Borrower's organizational identification number is Successor Borrower Organizational Number;

          (vi) since its formation, Successor Borrower has not changed its jurisdiction of organization. Successor Borrower shall not change the Successor Borrower Organization Name as it appears in the organizational documents on file in the Successor Borrower Organization State, or change the Successor Borrower Organization State until (A) it has given Lender not less than 30 days' prior written notice of its intention to do so, clearly describing the new name or jurisdiction, and (B) it has provided Lender with any information regarding the new name or jurisdiction as Lender may request; and if Successor Borrower intends to change the Successor Borrower Organization Name or change the Successor Borrower Organization State, Successor Borrower shall cooperate with Lender in taking all action required by Lender to maintain perfection, priority and validity of the lien of Lender in the Pledged Collateral granted by the Pledge Agreement;

          (vii) Successor Borrower has no notice or knowledge of any adverse claim, lien or encumbrance with respect to the Pledged Collateral;

          (viii) Successor Borrower is, has been since the date of its formation, and shall at all times continue to be, a Single Purpose Entity in good standing under the laws of the Successor Borrower Organization State;

          (ix) the proceeds of the Securities (without regard to reinvestment income) will be sufficient to make all regularly scheduled principal and interest payments required under the Defeasance Documents, assuming timely payments by each Obligor with respect to the Securities;


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          (x) Successor Borrower is not insolvent immediately prior to its execution of this Agreement and is not being rendered insolvent by the assumption of the Defeasance Documents;

          (xi) the assets owned by Successor Borrower immediately after giving effect to the assumption of the Defeasance Documents represent an amount of capital that is not unreasonably small for the business in which Successor Borrower is engaged, and Successor Borrower does not intend to engage in any other business for which such capital would be unreasonably small;

          (xii) at the time of the assumption of the Defeasance Documents, Successor Borrower does not intend to, or believe that it will, incur debts that would be beyond its ability to pay as such debts mature; and

          (xiii) Successor Borrower shall advance funds to cover any shortfall if at any time the funds available in the Pledged Collateral Account are insufficient to pay amounts then due with respect to the Secured Obligations, other than any shortfall resulting from the failure of an Obligor to make timely payments with respect to the Securities.

     (c) Intermediary acknowledges and confirms that any fees related to investments in Default Permitted Investments or to wire transfers to the Collection Account from the Pledged Collateral Account or to Successor Borrower are included in fees that have already been paid to Intermediary.

Section 8. Conditions to Defeasance.

     Except as set forth on Schedule 1 of the Waiver and Consent, Borrower represents, warrants and covenants that it has satisfied the conditions set forth in the Mortgage Loan Documents required to effectuate the release of the Mortgaged Property from the lien of the Security Instrument and the closing of the Defeasance of the Mortgage Loan on the date hereof. Borrower has delivered the Defeasance Certificate to Lender on the date hereof, and Borrower acknowledges that Successor Borrower is relying upon such Defeasance Certificate, and on the representations set forth herein, as a condition to entering into this Agreement. Borrower further acknowledges and agrees that all proceeds from the Pledged Collateral in excess of amounts due under the Defeasance Documents will be the sole property of Successor Borrower.

Section 9. Modifications.

     This Agreement, and any provisions hereof, may not be modified, amended, waived, extended or changed (collectively, hereinafter a "Modification"), orally or by an act or failure to act on the part of any party to this Agreement, but only by an agreement in writing and signed by all of the parties to this Agreement. Any Modification to this Agreement shall be effectively only in the specific instance and for the specific purpose for which made or given. Notwithstanding the foregoing, from and after the date hereof, any new agreement pertaining to the Mortgage Loan or Modification of the Defeasance Documents may be made solely by Successor Borrower and Lender, and shall not require the consent or execution of Borrower, provided no such changes shall increase Borrower's obligations or liabilities under the Mortgage Loan Documents or the Defeasance Documents.

Section 10. Approvals.

     As to itself, each of Borrower and Successor Borrower hereby represents and warrants to Lender that such entity has obtained any and all third-party approvals and consents required to be obtained in connection with the execution and delivery of this Agreement and the performance of such entity's obligations hereunder.

Section 11. Successors and Assigns.

     This Agreement applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns.

Section 12. Headings, Recitals; Exhibits.

     The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement, but the Recitals herein and the Exhibits attached hereto are hereby incorporated into and made a part of this Agreement.

Section 13. GOVERNING LAW; VENUE.

     THIS AGREEMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE, INCLUDING THE CODE AND INCLUDING NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402 BUT OTHERWISE WITHOUT REGARD TO LAWS OF THE STATE CONCERNING CONFLICTS OF LAWS OR CHOICE OF FORUM.

     BORROWER, LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY HEREBY IRREVOCABLY SUBMIT TO PERSONAL JURISDICTION IN THE STATE AND TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. JURISDICTION AND VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS AGREEMENT OR ANY OF THE OTHER DEFEASANCE DOCUMENTS OR ANY ACTION RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THE RELATIONSHIPS CREATED BY OR UNDER THE DEFEASANCE DOCUMENTS ("ACTION") SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE STATE. BORROWER, LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY HEREBY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE AND OF FEDERAL COURTS LOCATED IN THE STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVE ANY AND ALL PERSONAL RIGHTS UNDER

THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE STATE FOR PURPOSES OF ANY ACTION. BORROWER, LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY HEREBY WAIVE AND AGREE NOT TO ASSERT, AS A DEFENSE TO ANY ACTION OR A MOTION TO TRANSFER VENUE OF ANY ACTION, (I) ANY CLAIM THAT IT IS NOT SUBJECT TO SUCH JURISDICTION; (II) ANY CLAIM THAT ANY ACTION MAY NOT BE BROUGHT AGAINST IT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY THOSE COURTS, OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION;
(III) THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM; OR (IV) THAT THE VENUE FOR THE ACTION IS IN ANY WAY IMPROPER.

     INTERMEDIARY AGREES THAT FOR ALL PURPOSES, INCLUDING SECTION 8 110(E) OF THE CODE AND THE APPLICABLE FEDERAL BOOK-ENTRY REGULATIONS, THE STATE SHALL BE THE "SECURITIES INTERMEDIARY'S JURISDICTION" (AS DEFINED IN THE CODE).

Section 14. Entire Agreement.

     This Agreement, together with the other agreements referenced herein, constitute the entire agreement and understanding of the parties to this Agreement with respect to the matters and transactions contemplated by this Agreement and supersede all other prior or concurrent oral or written letters, agreements or understandings with respect to the matters set forth in this Agreement.

Section 15. Full Force and Effect.

     Except as modified by this Agreement and the other Defeasance Documents, the Mortgage Loan Documents shall remain unchanged and in full force and effect.

Section 16. Counterparts.

     This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts shall constitute one and the same Agreement.

Section 17. WAIVER OF TRIAL BY JURY.

     BORROWER, LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER MAY EXIST WITH REGARD TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH A RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER, LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY EACH IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OTHER.

Section 18. Notices.

     All notices or other communications given hereunder by any party to any other party hereto shall be given in accordance with Section 14 of the Pledge Agreement. All notices and other communications to Successor Borrower shall be sent to the Successor Borrower at the Successor Borrower Address. All notices and other communications to Servicer shall be sent to the Servicer at the Servicer Address.



                         [Signatures On Following Page]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BORROWER:                   GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP,
                            a Delaware limited partnership

                            By: Glimcher Tampa, Inc., a Delaware corporation,
                                its general partner

                                By:_____________________________
                                Name: George A. Schmidt
                                Title: Executive Vice President


                       [SIGNATURES CONTINUE ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                           SUCCESSOR BORROWER:
                           -------------------

                           SB NASC 1998-D6 HOLDINGS, LLC, a Delaware limited liability company

                           By: MM NASC 1998-D6, Inc., a Delaware
                               corporation, its managing member

                               By:__________________________
                               Name:  Scott Klein
                               Title:   President



                       [SIGNATURES CONTINUE ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                LENDER:
                                -------

                                LASALLE BANK NATIONAL ASSOCIATION (f/k/a
                                LaSalle National Bank), as Trustee For
                                Nomura Asset Securities Corporation,
                                Commercial Mortgage Pass-Through
                                Certificates, Series 1998-D6

                                By: Capmark Finance Inc., a California
                                    corporation, its authorized agent

                                    By: __________________________SEAL]
                                    Name: Jillian M. Brittin
                                    Title: Vice President


                                SERVICER:
                                ---------

                                CAPMARK FINANCE INC., a California corporation


                                By:______________________________
                                Name: Jillian M. Brittin
                                Title: Vice President


                       [SIGNATURES CONTINUE ON NEXT PAGE]

WELLS FARGO BANK, N.A., in its capacity as Securities Intermediary and Custodian (as defined in the Pledge Agreement) with respect to the Pledged Collateral, acknowledges the terms and conditions of, and the transactions effected by, this Defeasance Assignment, Assumption and Release Agreement, as of the date first above written.


                                   WELLS FARGO BANK, N.A.,


                                   BY:_______________________________
                                   Name:_____________________________
                                   Title:____________________________